UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ______________________________
                                    FORM 8-K

                                 CURRENT REPORT
         Pursuant to Section 13 OR 15(d) of the Securities Exchange Act
                                    of 1934

                         ______________________________
               Date of Report (Date of earliest event reported):
                                November 4, 2010

                              eMax Worldwide, Inc.
                                      Utah

                 (State or other jurisdiction of incorporation)

                                   33-20394-D

                            (Commission File Number)

                                   26-3773533

                       (IRS Employer Identification No.)

                         1512 South 1100 East, Suite B
                           Salt Lake City, Utah 84105
                    (Address of principal executive offices)

              Registrant's telephone number, including area code:
                                 (850) 638-3920

                               eMax Holdings Corp
                             358 South 700 St B149
                           Salt Lake City, Utah 84102

         (Former name or former address, if changed since last report.)





































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ITEM  5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

To the knowledge of the Registrant, there are not any arrangements or understandings among members of the former and new control groups and their associates with respect to the election of directors or other matters with respect to the Registrant, except that the aforementioned Agreement provided for the reappointment of Roxanna Weber as President and Director of the Registrant. The current directors of the Registrant, Roxanna Weber, and Dorliss Bright will stay as directors and Matthew Weber has resigned from the Board of Directors as of August 1, 2010. At that same time, by a majority vote of the Directors, Charles Witsman has been added to the Board of Directors until the next scheduled vote for officers and directors. Dorliss Bright has also been named as Vice President and Secretary of the Company, Charles Witsman has been appointed to Treasurer of the company, Karen Schoen has been appointed to VP of Business Development and Roxanna Weber had been reappointed as the CEO but also as the President and Chairman of the Board of the Company

#


Board of Directors




Officers




Roxanna Weber President, CEO and Chairman of the Board
Charles Witsman
Treasurer and Director
Dorliss Bright
Secretary, Vice President and Director Karen Schoen VP of Business Development


There is currently no arrangement, known to the Registrant, including any pledge by any person of securities of the Registrant or any of its parents, the operation of which may at a subsequent date result in a further change in control of the Registrant. The Registrant shall file with the Securities and Exchange Commission a statement on Schedule 14F reporting the events occurring in connection with the Agreement, and eMax shall file with the Securities and Exchange Commission a statement on Schedule 13D reporting its acquisition of the Purchased Securities.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


November 4, 2010


EMAX WORLDWIDE INC.

Roxanna Weber

President and Director

Exhibit No.





Exhibit Description

EXHIBIT 23.1 Board of Resolutions


EXHIBIT 99.1 Press Release

EXHIBIT 23.1

       CERTIFIED COPY OF RESOLUTIONS OF BOARD OF DIRECTORS OF CORPORATION
                              EMAX WORLDWIDE, INC.

STATE OF UTAH

COUNTY OF SALT LAKE CITY

I , Roxanna Weber, hereby certify that I am President and Director, respectively, of EMAX WORLDWIDE, INC, a Utah Corporation incorporated under the laws of State of Utah " the Corporation"), and that the following is a true and correct copy of resolutions duly and regularly passed and adopted by the Board of Directors of the Corporation and meeting duly called and held in the City of Chipley, State of Florida on the 1st day of August 2010. The officers listed below have been appointed to their respectively listed position below as of the date of this Board of Resolution.


NAME                              TITLE

Roxanna Weber             Chairman and President and CEO
Dorliss Bright            Vice President and Secretary and Director
Charles Witsman           Treasurer and Director
Karen Schoen              VP of Business Development



RESOLVED FURTHER, that the President of the corporation is hereby authorized and directly to certify to all necessary agencies, banks and brokerage firms the names of the and any signatures that might be required by those agencies of the persons named in the above resolution.

----------------------

Roxanna Weber , President and CEO
EMAX Worldwide, Inc,
A Utah Corporation

EMAX Worldwide Inc. Announces New Appointment to their management Team and as Consultant Advisors and Corporate UpdateAug. 25, 2010 (M2 Communications Ltd.)- Braintree,Ma. LevelStock.com is pleased to announce to all of its members and investors information on eMax Holdings Corp (PINKSHEETS: EMXC). The Company recently released news as follows:
Aug 25th 2010 eMax Holdings Corp. (PINKSHEETS: EMXC), today announced that they have recently renamed eMax Worldwide, Inc., Chairman and President provides recent changes to their management and Board of Directors and the hiring of a new Investors Relations firm, LevelStock.com eMax Worldwide, Inc. regrets to state that one of their founders and previous Chairman of the company has passed away due to his short battle with Cancer.
Mrs Roxanna Weber , President and Chairman of the company stated, I would like to thank each and every shareholder for their kind words in emails and calls over the past few months as I and my family have been dealing with recent news of Chuck's diagnosis of Cancer in May of this year.
During a recent Special Board of directors meeting held August 1, 2010 new management and directors were added to the company, The company has now formally appointed Karen Schoen as Vice President of Business Development, Dorliss Bright is Vice President Secretary and Director and Charles Witsman as Treasurer and Director of the company.
Ms. Schoen brings over thirty five years experience to the company. As a licensed mortgage banker, Karen owned her own mortgage company in New Jersey and New York. She sold the company and moved to Florida where she continued in the mortgage origination business, working with builders and land developers. She now continues to work with county planners and officials in Washington and Bay Country, Florida. Ms Schoen also an account executive for Addvent Funding LLC specializing in a Principal Reduction Program designed to reduce the principal balance of mortgages to the current market value. Ms Schoens background includes education, mortgage brokering, loan origination, training, marketing, financial planning and insurance. Today Karen hosts an internet radio show called, the Gulf Speaks dedicated to educating the public about the Gulf Oil Spill and other topics related to the Gulf. Karen is currently designing another show dedicated to educating the public about mortgages and the mortgage meltdown
Ms Schoen's previous experience includes:
Addvent Funding, LLC.
Account Executive, Florida Licensed Mortgage Originator
Focusing on a Principal Reduction Program helping people reduce their principal balance to match their appraised value.
Originate Mortgages through relationships with realtors and developers. Abastone, LLC
Green Construction, Marketing, Sales and Instruction
Rebuilding Haiti using Green construction
Rehabing homes to meet GREEN qualifications.
Innovative company providing "GREEN" services and products to the construction Industry and public communities. Worked with Washington Holmes Technical Center setting up new curriculum addressing Green as a job and career path. Wrote Sale Manuals, power point presentations and trade show scripts. Conducted seminars for first time home buyers. Qualify new prospects for mortgage application. Liberty Financial Services
FL Licensed Mortgage Broker
On site manager for developers under contract with Liberty
Manage team of 5 in house originators. Train and Qualify control all applications. Work closely with processors and underwriters to find proper programs for borrowers. Wrote and held first time homebuyer seminars Approximately 30 loans per month from the team.
Public Mortgage Co
Division of Public Savings Bank, PA
Account Exec and Investor procurement, initiate wholesale and retail division processing all loans out of the FL office. Maintain a pipeline of $3,500,000 per month, retail, process files to present to lender.
America's First Mortgage Corp.
FFG Capital
Hackensack, NJ
Union Federal Mortgage Corp
Union Real estate (Caldwell Banker affiliated office)
Union, NJ
Position Held: Owner, Loan Origination, Marketing, Financial Planning and Insurance, Developed non-conforming wholesale department.
Job Description: Wrote training manual for loan officers and correspondent l brokers. Oversee operations managing 4 processors for consumers as well as processing for other mortgage companies, Trained correspondents, Trained loan officers , Wrote operations and procedural manual for staff, Coordinate instructional program for 40 loan officers.

Closed: First year $1,500,000 in loans,
Second year $8 million in loans
Fifth year $60 million in loans
Customer Relations, Organize "B" Loan Program
Developed and Conducted training seminar for first time home buyers
Developed secondary market for clients - Insurance, Budget Counseling and investments , Interacted with Realtors qualifying their clients.
NYC Board of Education
Job Description: Mathematics teacher JHS, Dean JHS
C I V I L S E R V I C E
Host for The Gulf Speaks
Internet radio program on Repatriotradio.com
Washington County Citizens for Economic Opportunity
Co Founder and Former Secretary
www.wcceo.org
Washington County Chamber of Commerce - Member and Ambassador
Former President of Sunny Hills Civic and Improvement Association
Created web presence for the association.
Editor of Sunny Hills Newsletter
E D U C A T I O N
State University College State University College Continuous
Education
Stony Brook, NY Oswego, N Y
Masters Degree Bachelors Degree
L I C E N C E S
JHS Math Teacher NYC, Florida Licensed Mortgage Originator
Dorliss "Mac" Bright has been the Vice President and Director of the company since 2007 but has been recently appointed as the new acting secretary of the company. Mac brings to eMax Holdings Corporation over 30 years experience in the advertising, marketing, print, TV and interactive media industries. Some of Mr. Bright's clients include: Walt Disney World, IBM, Siemens, General Electric, Ford Motor Company, Dole Foods, Toshiba, EPSON, DON KING Productions, Ron Jons, FARO Technologies Inc., E-Surety, DiGiDOX, Bacardi, Motorola, Champion Spark Plus, Mr. Gasket Inc., Star Media, and Marriott Vacation Club International.
Charles Witsman, B.A., MBA has successfully worked in business for over 30 years. Mr. Witsman has extensive experience in management, corporate administration, real estate, agriculture, and education. Mr. Witsman has held several corporate positions including president, vice-president, treasurer, and CFO during his years in business, and in addition has owned and operated his own businesses.
Mr Witsmans previous experience includes:
Successful educator: accounting, computers, mentoring, & coaching
Supervised as many as eight retail locations
Managed a full office staff
Chief Financial Officer overseeing the migration and installation of computer networks and accounting systems Managed farm, rental, and retail properties

Employment History
1997 - Present Teacher - Tavares High School
2008 - 2010 Adjunct Professor - Lake Sumter Community College
1992 - 2007 CFO and Network Administrator - Law Office
1990 - 1996 CFO and Vice-President - Lakeshore Central, Inc.
1986 - 1990 Ran own business and worked in construction
1983 - 1986 Retail Supervisor & Manager - Tenneco Oil Company
1976 - 1983 Farm and Retail Manager - Humblewit Farms, Inc.
I have also worked several part-time jobs during my career at the above positions.

Education
Argosy University Completed all classes and comps required for a Doctorate in Business Administration with a concentration in Accounting.
Webster University MBA
Warner Southern College BA in Organizational Management with a Minor in Finance Other Classes Various Schools
Detail of Skills
Exceptional communication and interpersonal skills
Proven record as a problem solver
Sharp, innovative, quick learner: proven ability to adapt to a challenge Ability to prioritize, delegate, and motivate
Very good physical and mental condition - last sick day from work was in 1983 Experience and Related Knowledge Member of The Institute of Internal Auditors Former Bank Board Member Former Corporate President, Vice-President, Treasurer, Board Member, and CFO Worked and managed 10,000 acres of row crop farm land Extensive Retail Experience - Including Tenneco Oil Company: when that Company was the 19th largest corporation in the United States.
Formally Chief Financial Officer for a Law Office for over 10 years
Formally Chief Financial Officer for a Management Company
Owner and Operator of several businesses including a theater and a construction business

Other
Member Institute of internal Auditors
Former licensee in the State of Florida: Real Estate Sales Person, Mortgage Broker, Insurance Agent licensed for Health & Variable Annuities as well as Property and Casualty Certified Expert in Microsoft Excel and Word.

Personal
Married to Mary, and we have two children: Caroline age 21 and Mary Catherine age 19. Hobbies: family, computers, and exercise
Roxanna Weber, CEO of eMax Worldwide, Inc., stated, "We at eMax have suffered a great loss with the death of my husband. Chuck was my best friend of 28 years and 18 of those years we were married. Chuck and I started this company with the mission of making a positive difference in areas of entertainment, media, broadcasting and the internet industries. Everyone at eMax is mourning the loss of a fabulous kind and generous man who always worked with a unique vision and major integrity. With the loss of Chuck I am driven even harder now to finish what we began together as a single vision over 18 years ago, More than ever before our world needs to be able to turn the TV or radio on and see and hear content that feeds families with moral values than what we are forced to see on our broadcast systems today. Since May, the company had been quietly preparing for Chucks Weber's potential loss and we are so grateful to the new and senior management that has taken center to help the company move forward with its business activities and operations during the past and in the future months ahead. We are also very excited about the addition of LevelStock.com handling our current investor relations for the company. The new management appointments come from the company's past history working with the named individuals as recent advisors to the Board this past year and the principals of LevelStock.com and which I have worked with in earlier years and have first hand experience and working relationships with each and every new added officer to the EMAX family.
Shareholders can contact LevelStock.com directly for questions relating to the company.
About LevelStock.com
We are an investor community and investors relations website specializing in emerging growth stocks in today's Hot Sectors and providing a platform of services for SmallCap, MicroCap, NanoCap Companies.
We encourage everyone to visit and join their social media sites:
Free Subscription For Our Newsletters: http://www.levelstock.com/
FaceBook: http://www.facebook.com/group.php?gid=283660480870
Twitter: http://twitter.com/levelstock
Contact Patrick Murray, Co-Owner and Marketing Director (774) 216-9486
About eMax Worldwide, Inc.
eMax Worldwide, Inc. (www.emaxcorp.com) is a diversified holding company investing in family valued multimedia, entertainment, communication, broadcasting, high-end technologies, and real estate and finance industries through two corporations and two divisions. eMax Worldwide, Inc. holds stock interest in eMax Media Group, Inc., eMax Networks Group., eMax Technology Group., and eMax Finance, Inc.

Safe Harbor Statement
Information in this press release may contain 'forward-looking statements.' Statements describing objectives or goals or the Company's future plans are also forward-looking statements and are subject to risks and uncertainties, including the financial performance of the Company and market valuations of its stock, which could cause actual results to differ materially from those anticipated. Forward-looking statements in this news release are made pursuant to the 'Safe Harbor' provisions of the United States Private Securities Litigation Reform Act of 1995. This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, which are intended to be covered by the safe harbors created thereby. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including, without limitation, the future press releases of eMax.
Contact InformationeMax Worldwide, Inc.- eMax Holdings Corp.
Roxanna Weber 850 638 3920
info@emaxcorp.com
(Comments on this story may be sent to tww.feedback@m2.com)